Exhibit 99.1

Grove Collaborative and Virgin Group Acquisition Corp. II Announce

Closing of Business Combination

Grove to Trade on the New York Stock Exchange Under the Symbol “GROV”

SAN FRANCISCO and NEW YORK — June 16, 2022 — Grove Collaborative, Inc. (“Grove” or the “Company” ), a certified B Corp™ and leading sustainable consumer products company, and Virgin Group Acquisition Corp. II (“VGII”) (NYSE: VGII), a publicly traded special purpose acquisition company sponsored by Virgin Group, today announced the completion of their previously announced business combination.

The transaction was approved on June 14, 2022 by VGII’s shareholders. In connection with consummation of the business combination, VGII changed its name to “Grove Collaborative Holdings, Inc.” (“New Grove”). New Grove’s shares and warrants are expected to begin trading on the New York Stock Exchange (”NYSE”) under the ticker symbols “GROV” and “GROV WS”, respectively on June 17, 2022.

The transaction included an $86 million PIPE investment from an affiliate of the sponsor of VGII and new and existing Grove investors, including Lone Pine Capital, Sculptor Capital Management, General Atlantic, and Paul Polman. In addition, to increase deal certainty and ensure additional funding for the pro forma company, Grove previously announced a $50 million backstop subscription agreement with VGII and Corvina Holdings, Limited (“Corvina”), an affiliate of the sponsor of VGII, pursuant to which Corvina subscribed for and purchased $27.5 million of common stock from Grove, which closed on March 31, 2022, and subscribed for and purchased $16.7 million of common stock of the combined company, which closed concurrently with the closing of the business combination.

“Today marks an important milestone, and we are thrilled to close our Business Combination with VGII and begin our next chapter as a publicly traded company. I would like to thank our partners at Virgin, our board of directors, and all of my colleagues at Grove who have contributed to this achievement. Our path to profitability is clear and we will continue to advance our mission to transform consumer products into a positive force for human and environmental health. We expect the inevitable transition away from single use plastic will only accelerate as consumers increasingly demand more sustainable options, and Grove is leading the charge,” stated Stuart Landesberg, Chief Executive Officer of Grove.

“I’ve long believed in the power to change business for good and Grove’s core purpose and mission is a fantastic example of that. I am confident in Grove’s ability to build upon its unique platform and beloved brand to disrupt and transform the consumer products industry. Stu and his world class team have an ability to innovate quickly, tremendous opportunity to scale and they are poised for long-term profitable growth. I look forward to continuing our partnership as Grove begins life as a public company” said Sir Richard Branson, Virgin Group Founder.

Advisors

Morgan Stanley & Co. LLC acted as exclusive financial advisor to Grove, and Credit Suisse Securities (USA) LLC acted as financial advisor and capital markets advisor to VGII. Sidley Austin LLP acted as the legal advisor to Grove, and Davis Polk & Wardwell LLP acted as the legal advisor to VGII. Credit Suisse Securities (USA) LLC and Morgan Stanley & Co. LLC served as co-placement agents to VGII with respect to the portion of the PIPE financing raised from qualified institutional buyers and institutional accredited investors. Credit Suisse Securities (USA) LLC and Morgan Stanley & Co. LLC did not act as agents or participate in any role with respect to, and did not earn any fees from, the portion of the PIPE financing raised from individual investors. Credit Suisse Securities (USA) LLC previously acted as sole book-running manager for VGII’s IPO.

About Grove Collaborative

Launched in 2016 as a Certified B Corp, Grove Collaborative is transforming consumer products into a positive force for human and environmental good. Driven by the belief that sustainability is the only future, Grove creates and curates over 150 high-performing eco-friendly brands of household cleaning, personal care, laundry, clean beauty, baby and pet care products serving millions of households across the U.S. each year. With a flexible monthly delivery model and access to knowledgeable Grove Guides, Grove makes it easy for everyone to build sustainable routines.

Every product Grove offers — from its flagship brand of sustainably powerful home care essentials, Grove Co., plastic-free, vegan personal care line, Peach Not Plastic, and zero-waste pet care brand, Good Fur, to its exceptional third-party brands — has been thoroughly vetted against strict standards to be uncompromisingly healthy, beautifully effective, ethically produced and cruelty-free. Grove Collaborative is a public benefit corporation on a mission to move Beyond Plastic™ and in 2021, entered physical retail for the first time at Target stores nationwide, making sustainable home care products even more accessible. Grove is the first plastic neutral retailer in the world and is committed to being 100% plastic-free by 2025. For more information, visit www.grove.com.

About Virgin Group Acquisition Corp. II

Virgin Group Acquisition Corp. II was formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Sir Richard Branson, is the Founder of the Company, Founder of the Virgin Group and a renowned global entrepreneur and the management team includes Josh Bayliss, the Company’s Chief Executive Officer and director, who is the Chief Executive Officer of the Virgin Group and is responsible for the Virgin Group’s strategic development, licensing of the brand globally and management of direct investments on behalf of the Virgin Group in various companies around the world; and Evan Lovell, the Company’s Chief Financial Officer and director, who is the Chief Investment Officer of the Virgin Group and is responsible for managing the Virgin Group’s investment team and portfolio in North America.

Caution Concerning Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding our or our management team’s expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the future, including possible business combinations, revenue growth and financial performance, product expansion and services. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this press release are based on our current expectations and beliefs made by the management of VGII and Grove in light of their respective experience and their perception of historical trends, current conditions and expected future developments and their potential effects on VGII and Grove as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting VGII or Grove will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including that the VGII stockholders will approve the transaction, regulatory approvals, product and service acceptance, and that, Grove will have sufficient capital upon the approval of the transaction to operate as anticipated. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of VGII’s filings with the SEC, and in VGII’s current and periodic reports filed or furnished from time to time with the SEC. All forward-looking statements in this press release are made as of the date hereof, based on information available to VGII and Grove as of the date hereof, and VGII and Grove assume no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Investor Relations Contact:

Alexis Tessier

ir@grove.co

Media Relations Contact:

Meika Hollender

pr@grove.co